EXHIBIT 23.1







                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-66440) pertaining to the Kerr-McGee Corporation Employee Stock Ownership Plan of our report dated May 27, 2003, with respect to the financial statements and schedules of the Kerr-McGee Corporation Employee Stock Ownership Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.





                                                               ERNST & YOUNG LLP


Oklahoma City, Oklahoma
June 25, 2003